UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Red Violet, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

April 21, 2026

Dear Fellow Stockholders:

You are cordially invited to join our Board of Directors and senior management for the 2026 Annual Meeting of Stockholders (the “Meeting”) of Red Violet, Inc. to be held on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time in a virtual-only format. To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of Tuesday, June 2, 2026 at 11:59 p.m. Eastern Time and provide the control number as provided in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting. Information on how to participate in this year’s Meeting can be found on page 1 of the Proxy Statement.

The formal Notice of Meeting of Stockholders and Proxy Statement describing the matters to be acted upon at the Meeting are contained in the following pages. Stockholders also are entitled to vote on any other matters which properly come before the Meeting.

Your vote is very important to us. Enclosed is a proxy which will enable you to vote your shares on the matters to be considered at the Meeting, even if you are unable to attend the Meeting. Please use the Internet voting system, telephone voting system or mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed envelope as soon as possible for receipt prior to the Meeting.

On behalf of your Board of Directors, thank you for your confidence in red violet. We look forward to your continued support.

Sincerely,

Derek Dubner

Chief Executive Officer

RED VIOLET, INC.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on June 3, 2026

To our Stockholders:

The 2026 Annual Meeting of Stockholders of Red Violet, Inc. (the “Meeting”) will be held on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time in a virtual-only meeting format. To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of Tuesday, June 2, 2026 at 11:59 p.m. Eastern Time and provide the control number as provided in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting. Information on how to participate in this year’s Meeting can be found on page 1 of the Proxy Statement. At the Meeting, our stockholders will be asked to consider and vote upon the following:

(1)
Election of Directors. To elect five directors to serve for a one-year term until the 2027 Annual Meeting of Stockholders or until a successor is duly elected and qualified;
(2)
Ratification of Independent Accounting Firm. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026;
(3)
Say on Pay. To hold a non-binding advisory vote to approve our named executive officers’ compensation; and
(4)
Other Matters. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

The Board of Directors has fixed the close of business on April 9, 2026 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting.

A Notice of Internet Availability of Proxy Materials will be mailed to participating stockholders containing instructions on how to access the proxy materials on the Internet, and if desired, to request to receive a printed copy of our proxy materials by mail. The proxy statement contains information pertaining to the matters to be voted on at the Meeting.

By order of the Board of Directors,

Joshua Weingard

Corporate Secretary and Corporate Counsel

Boca Raton, FL

April 21, 2026

IMPORTANT NOTICE

REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 3, 2026

The accompanying proxy statement and the Annual Report on Form 10-K for the year ended December 31, 2025 are available at www.redviolet.com

YOU ARE REQUESTED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO SIGN AND

DATE THE ENCLOSED PROXY AND TO MAIL IT PROMPTLY, OR TO USE THE INTERNET

VOTING SYSTEM OR TELEPHONE VOTING SYSTEM SET FORTH IN THE PROXY.

RED VIOLET, INC.

2650 North Military Trail, Suite 300

Boca Raton, FL 33431

PROXY STATEMENT

Annual Meeting of Stockholders

To be held on June 3, 2026

General

We are providing these proxy materials in connection with the solicitation by the Board of Directors of Red Violet, Inc. (the “Board”) of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Meeting”) and at any and all postponements or adjournments thereof. The Meeting will be held on Wednesday, June 3, 2026 at 11:00 a.m. Eastern Time in a virtual-only meeting format. To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of Tuesday, June 2, 2026 at 11:59 p.m. Eastern Time and provide the control number as provided in the Notice of Internet Availability of Proxy Materials, proxy card, or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting. Information on how to participate in this year’s Meeting is set forth below. On or about April 21, 2026, we will be mailing a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders. The Internet Notice will include instructions on how to access the proxy materials over the Internet, including our proxy statement, Notice of 2026 Annual Meeting of Stockholders, proxy card and a copy of the Company’s Annual Report for the year ended December 31, 2025. The Internet Notice will also describe how to vote online and, if desired, how to receive a printed set of proxy materials. In this proxy statement, Red Violet, Inc. is referred to as “red violet,” the “Company,” “we,” “our,” or “us.”

Purpose of the Meeting

At the Meeting, our stockholders will consider and vote upon the following matters:

(1)
Election of Directors. To elect five directors to serve for a one-year term until the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) or until a successor is duly elected and qualified (the “Election of Directors Proposal”);
(2)
Ratification of Independent Accounting Firm. To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 (the “Ratification of Auditor Proposal”);
(3)
Say on Pay. To hold a non-binding advisory vote to approve our named executive officers’ compensation (the “Say on Pay Proposal”); and
(4)
Other Matters. To transact such other business as may properly come before the Meeting or any adjournment or postponement of the Meeting.

Attending the Virtual Meeting

To participate, vote or submit questions during the Meeting via live webcast, you must register in advance at www.proxydocs.com/RDVT prior to the deadline of Tuesday, June 2, 2026 at 11:59 p.m. Eastern Time and provide the control number as provided in the Notice of Internet Availability of Proxy Materials, proxy card or voting instruction form. Upon completing your registration, you will receive further instructions via email, including unique links to access the Meeting and to submit questions in advance of the Meeting.

Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Meeting. If you encounter any difficulties accessing the virtual Meeting during the check-in process, please contact the technical support number that will be posted on the virtual Meeting login page.

Outstanding Securities and Voting Rights

Only holders of record of the Company’s common stock (“Common Stock”) at the close of business on April 9, 2026 (the “Record Date”) for the Meeting, are entitled to notice of, and to vote at, the Meeting. On the Record Date, we had 14,112,391 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote at the Meeting.

The holders of a majority of the shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy, constitute a quorum for the transaction of business. Abstentions will be included in determining the presence of a quorum at the

Meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Under New York Stock Exchange (“NYSE”) rules, a broker does not have the discretion to vote on any non-routine matter presented at the Meeting such as the Election of Directors Proposal, or the Say on Pay Proposal. Under the NYSE rules, a broker does have discretion to vote on the Ratification of Auditor Proposal. As a result, any broker who is a member of the NYSE will not have the discretion to vote on any of the proposals presented at the Meeting, except for the Ratification of Auditor Proposal, if such broker has not received instructions from the beneficial owner of the shares represented.

The Election of Directors Proposal will be determined by a plurality of votes cast. The Ratification of Auditor Proposal and the Say on Pay Proposal, and any other proposal properly submitted will be approved by the affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy at the Meeting and entitled to vote. A broker non-vote will have no effect on the Election of Directors Proposal or the Say on Pay Proposal. We do not expect any broker non-votes on the Ratification of Auditor Proposal, as brokers have discretionary authority to vote on this proposal. A withhold vote will have no effect on the Election of Directors Proposal. Abstentions will have the same effect as a vote against the Ratification of Auditor Proposal, and the Say on Pay Proposal.

Proxy Voting

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions given or, in the absence of directions, will be voted “FOR” Proposal 1 — the Election of Directors Proposal, “FOR” Proposal 2 — the Ratification of Auditor Proposal, and “FOR” Proposal 3 — the Say on Pay Proposal. If other matters are properly presented, the person named in the proxies in the accompanying proxy card will vote in accordance with their discretion with respect to such matters.

Voting by Stockholders of Record.

If you are a stockholder of record (your shares are registered directly in your name with our transfer agent), you may vote by proxy, via the Internet, via telephone, or by mail by following the instructions provided on the proxy card. Stockholders of record who attend the virtual Meeting may vote at the Meeting by using their 12-digit control number as provided in the Notice of Internet Availability of Proxy Materials or proxy card.

Voting by Beneficial Owners.

If you are a beneficial owner of shares (your shares are held in the name of a brokerage firm, bank, or other nominee), you may vote by following the instructions provided in the voting instruction form, or other materials provided to you by the brokerage firm, bank, or other nominee that holds your shares. To vote your shares at the virtual Meeting, you must obtain a legal proxy from the brokerage firm, bank, or other nominee that holds your shares, and present such legal proxy from the brokerage firm, bank, or other nominee that holds your shares for admittance to the Meeting. Then you must register at www.proxydocs.com/RDVT using the control number on your Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card. The registration deadline is Tuesday, June 2, 2026 at 11:59 p.m. Eastern Time. Please be sure to follow instructions found on your proxy card or voting instruction card and subsequent instructions that will be delivered to you via email.

Changing Your Vote.

You may revoke your proxy and change your vote at any time before the final vote at the Meeting. You may vote again on a later date via the Internet or telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the virtual Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy, unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked.

All votes will be tabulated by an Inspector of Elections appointed for the Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Joshua Weingard, the Company’s Corporate Counsel and Corporate Secretary, has been appointed by the Board as Inspector of Elections for the Meeting. A list of the stockholders entitled to vote at the Meeting will be available at the Company’s executive office, located at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431, for a period of ten days before the Meeting and will be available for examination by any stockholder.

Also, the list of stockholders entitled to vote at the Meeting will be available on your screen during the virtual Meeting after entering your control number.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Meeting, we will be electing five directors. Each director will hold office until the 2027 Annual Meeting or until a successor is elected and qualified to serve on the Board. The Board has nominated the five individuals listed below (each a “Nominee,” and together the “Nominees”) based on the recommendation of the Board’s Corporate Governance and Nominating Committee. All of the Nominees are current directors and each nominee has consented to being named in this proxy statement and has agreed to serve as a director if elected. If any Nominee should become unavailable for election, the proxy may be voted for a substitute nominee selected by the persons named in the proxy or the Board may determine to reduce the size of the Board accordingly. The Board is not aware of any existing circumstances likely to render any Nominee unavailable. Under our amended and restated bylaws (“Bylaws”), Nominees are elected by a plurality of votes cast.

The following table sets forth certain information concerning our directors nominees:

Name	Position	Director Since
Derek Dubner	Chief Executive Officer and Chairman of the Board	2017
William Livek	Director	2024
Steven Rubin	Director	2018
Lisa Stanton	Director	2021
Greg Strakosch	Director	2025

Biographical Information About Our Nominees

Derek Dubner, 54, has served as the Chief Executive Officer (principal executive officer) and a director of the Company since its formation in August 2017 and continuing through the Spin-off (as defined below) from cogint (now known as Fluent, Inc.) on March 26, 2018. Mr. Dubner was appointed as Interim Chairman of our Board in September 2018 and as Chairman of our Board in April 2020. Mr. Dubner served as the Chief Executive Officer and a director of Fluent, Inc. (“Fluent”) from March 2016 until March 2018 when Fluent spun-off red violet (the “Spin-off”). Prior to serving as Fluent’s Chief Executive Officer, Mr. Dubner served as Co-Chief Executive Officer from March 2015 until March 2016, when he was appointed Fluent’s Chief Executive Officer. Mr. Dubner has served as the Chief Executive Officer of our subsidiary The Best One, Inc. (“TBO”), now known as IDI Holdings, LLC (“IDI Holdings”), a holding company engaged in the acquisition of operating businesses and the acquisition and development of technology assets across various industries, and its subsidiary, Interactive Data, LLC (“Interactive Data”), since October 2014. Prior to TBO, Mr. Dubner served as General Counsel of TransUnion Risk and Alternative Data Solutions, Inc. (“TRADS”) from December 2013 to June 2014. Mr. Dubner served as General Counsel and Secretary of TLO, LLC (“TLO”), an information solutions provider, from inception in 2009 to December 2013. Mr. Dubner has over 20 years of experience in the data and analytics industry.

The Board believes Mr. Dubner’s experience as the Company’s Chief Executive Officer, along with his prior executive and managerial experience, provides valuable business, industry, and management advice to the Board.

William (Bill) Livek, 71, has served as a director of the Company since January 2024. Mr. Livek currently serves as Non-Executive Vice Chairman of comScore, Inc. (“Comscore”), a media measurement and analytics company, since January 2016. Mr. Livek had served as Comscore’s Chief Executive Officer from November 2019 to July 2022, as a Special Advisor to the CEO from June 2018 to November 2019, and its President from January 2016 to May 2018. He previously served as Vice Chairman and Chief Executive Officer of Rentrak Corporation (“Rentrak”), a media measurement and consumer targeting company, where he led the effort of building Rentrak into a $1 billion market capitalization company before merging Comscore into Rentrak in January 2016. Prior to Rentrak, Mr. Livek was founder and Chief Executive Officer of Symmetrical Capital; Senior Vice President, Strategic Alliances and International Expansion, of Experian Information Solutions, Inc., a provider of information, analytical and marketing services; and co-President of Experian’s subsidiary Experian Research Services. Mr. Livek also serves on the board of directors of Adstra, Civic Science, The Covenant House, and the Advertising Research Foundation (ARF). He holds a degree in Communications from Southern Illinois University.

The Board believes Mr. Livek’s knowledge and experience in building platform-driven solutions to derive consumer insights brings valuable business leadership and strengthens the Board’s collective overall skills and experience.

Steven Rubin, 65, has served as a director of the Company since March 2018 and served as a director of Fluent from October 2009 until March 2018. Mr. Rubin has served as the Executive Vice President Administration of OPKO Health, Inc. since May 2007 and a director of OPKO since February 2007. Mr. Rubin currently serves on the board of directors of Entera Bio Ltd, a clinical stage company focused on developing oral peptide and protein replacement therapeutics, Cocrystal Pharma, Inc., a biotechnology company developing new treatments for viral diseases, Eloxx Pharmaceuticals, Inc., a clinical stage biopharmaceutical company engaged in the science of ribosome modulation, and Niagen Bioscience, Inc., a global leader in NAD+ (nicotinamide adenine dinuleotide) science and healthy-aging research. Mr. Rubin previously served as a director of Neovasc, Inc., a company that developed and marketed medical specialty vascular devices and Non-Invasive Monitoring Systems, Inc., a medical device company. Mr. Rubin served as the Secretary of Ideation Acquisition Corp., a predecessor entity of Fluent, from June 2007 to October 2009.

The Board believes Mr. Rubin’s legal experience, managerial experience, and the knowledge and insight he has attained through his service as a director and officer of several publicly-traded corporations provides valuable business leadership, cybersecurity, and management advice to the Board.

Lisa Stanton, 62, has served as a director of the Company since August 2021. Ms. Stanton currently serves on the Board of Directors of Washington Trust Bancorp, Inc., the parent company of The Washington Trust Company, the oldest community bank in the United States and largest state-chartered bank headquartered in Rhode Island. Ms. Stanton previously served on the Board of Directors of Trulioo, a global identity verification provider based in Vancouver, Canada, from January 2020 until July 2021. Additionally, she served as a member of the Venture Investments Board and as an advisor to the IT Resilience and Strategy Committee of the Board of Directors of Nationwide Building Society, a financial institution in London, England from September 2016 through December 2019. She has more than 25 years of financial services, technology and data security experience, most recently serving as General Manager, Enterprise Strategy for American Express from December 2018 through her retirement in April 2020. From 2014 through 2016, she served as Chief Executive Officer for InAuth, a digital security solutions provider to global financial institutions. Following the acquisition of InAuth by American Express in 2016, she continued serving as InAuth’s President through 2018. She was the founder of the U.S. division of Monitise, a mobile banking and payments platform for financial institutions, where she served as Chief Executive Officer from 2007 to 2009, General Manager of the London-based Monitise Group from 2009 to 2013 and President, Americas from 2013 to 2014. She also served as a Senior Vice President for Citizens Financial Group from 1996 to 2007 and First New Hampshire Bank from 1991 to 1996, holding leadership roles in real estate; venture capital; retail distribution; digital, mobile and online channels; and card and payments products. She began her career as a commercial real estate broker, attaining the designation of Certified Commercial Investment Member (CCIM).

The Board believes Ms. Stanton’s knowledge and experience in financial services, technology, and cybersecurity brings valuable business leadership and strengthens the Board’s collective overall skills and experience.

Greg Strakosch, 63, has served as a director of the Company since March 2025. Mr. Strakosch served as Executive Chairman of TechTarget, Inc. (“TechTarget”), a marketing and sales services digital media company, from May 2016 through his retirement in December 2024 in connection with TechTarget’s merger with Informa Tech. Previously, he served as TechTarget Chief Executive Officer from its incorporation in September 1999 to May 2016 and as its Chairman from 2007 to May 2016. Prior to co-founding TechTarget, Mr. Strakosch was the President of the Technology Division of UCG, a business information publisher. Mr. Strakosch joined UCG in 1992 when it acquired Reliability Ratings, an information technology publishing company that he founded in 1989. Before Reliability Ratings, Mr. Strakosch spent six years at EMC Corporation, a provider of enterprise information storage systems.

The Board believes Mr. Strakosch’s knowledge and experience as a public-company founder, chairman, and chief executive officer, in the technology and digital media industries, provides valuable business leadership and management advice to the Board.

Vote Required and Board Recommendation

Nominees are elected by a plurality of votes cast at the Meeting.

The Board unanimously recommends a vote “FOR” each Nominee for director.

Director Compensation

Beginning on August 5, 2021, the Compensation Committee approved the Company’s Non-Employee Director Compensation Policy. Non-employee directors continued to receive annual cash compensation of $25,000, payable in quarterly installments, which was originally approved effective for the year ending December 31, 2020. Further, upon joining the Board, non-employee directors shall receive a grant of restricted stock units (“RSUs”) with an approximate value of $75,000, vesting in three equal annual installments commencing approximately on the first anniversary of the grant date. The Compensation Committee is empowered to grant additional equity awards to non-employee directors based upon individual contribution to the Company.

Based on each individual director’s contributions to the Company, including service on the Board and its Committees, on December 19, 2025, the Compensation Committee awarded each of Mr. Rubin and Ms. Stanton a grant of 4,450 RSUs (2,130 RSUs for serving on the Board, 1,625 RSUs for serving on the Audit Committee and 695 RSUs for serving as the Chair of both the Compensation Committee and Corporate Governance and Nominating Committees in the case of Mr. Rubin and 695 RSUs for serving as the Chair of the Audit Committee for Ms. Stanton), Mr. Livek received a grant of 3,755 RSUs (2,130 RSUs for serving on the Board and 1,625 RSUs for serving on the Audit Committee) and Mr. Strakosch received a grant of 2,130 RSUs for serving on the Board. Each of the RSUs granted to the directors on December 19, 2025 vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028.

On March 4, 2025, the Board appointed Ms. Stanton to serve as the Chair of the Audit Committee and granted her 860 RSUs which vest 216 shares on November 1, 2025, 322 shares on November 1, 2026, and 322 shares on November 1, 2027 and appointed Mr. Livek to serve as a member of the Audit Committee and granted him 1,980 RSUs which vest 496 shares on November 1, 2025, 742 shares on November 1, 2026, and 742 shares on November 1, 2027.

Mr. Strakosch joined the Board effective March 4, 2025 and was granted 1,880 RSUs which vest one-third annually on each of March 1, 2026, March 1, 2027, and March 1, 2028. Additionally, on March 2, 2026, the Board appointed Mr. Strakosch to serve as a member of the Audit Committee and granted him 1,857 RSUs which vest 507 shares on December 1, 2026, 675 shares on December 1, 2027, and 675 shares on December 1, 2028.

DIRECTOR COMPENSATION TABLE

The following table summarizes the compensation for each of the Company’s non-employee directors for the year ended December 31, 2025.

Name	Cash	Stock awards(1)(2)	Total
Peter Benz(3)	$4,306	$-	$4,306
William Livek(4)	$25,000	$283,942	$308,942
Steven Rubin(5)	$25,000	$245,640	$270,640
Lisa Stanton(6)	$25,000	$278,939	$303,939
Greg Strakosch(7)	$20,694	$190,370	$211,064

(1)
This column reflects the aggregate grant date fair value of stock awards granted in 2025 computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of Common Stock on the grant date.
(2)
As of December 31, 2025, each director held unvested RSUs as follows: Mr. Livek – 9,128, Mr. Rubin – 13,383, Ms. Stanton – 12,573, and Mr. Strakosch - 4,010.
(3)
Mr. Benz resigned from the Board effective March 4, 2025. In connection with his resignation, the Compensation Committee accelerated 2,500 RSUs and 16,300 RSUs were forfeited that were unvested as of his resignation date.
(4)
Mr. Livek was granted 1,980 RSUs on March 4, 2025 for his service as a director at a fair value of $38.72 per share and 3,755 RSUs on December 19, 2025 for his service as a director at a fair value of $55.20 per share.
(5)
Mr. Rubin was granted 4,450 RSUs on December 19, 2025 for his service as a director at a fair value of $55.20 per share.
(6)
Ms. Stanton was granted 860 RSUs on March 4, 2025 for her service as a director at a fair value of $38.72 per share and 4,450 RSUs on December 19, 2025 for her service as a director at a fair value of $55.20 per share.
(7)
Mr. Strakosch was granted 1,880 RSUs on March 4, 2025 for his service as a director at a fair value of $38.72 per share and 2,130 RSUs on December 19, 2025 for his service as a director at a fair value of $55.20 per share.

Board Meetings; Annual Meeting Attendance; Independence

The Board oversees our business and affairs and monitors the performance of management. The Board meets regularly to review matters affecting our Company and to act on matters requiring Board approval. The Board also holds special meetings whenever circumstances require and may act by unanimous written consent. During 2025, the Board held nine meetings and acted via written consent on one occasion. All of our directors attended at least 75% of our Board and committee meetings on which they served in 2025. The Board encourages, but does not require, its directors to attend the Company’s annual meeting. Each of our directors participated in the Company’s 2025 Annual Meeting of Stockholders.

As required by the listing standards of The NASDAQ Stock Market (“NASDAQ”), a majority of the members of the Board must qualify as “independent,” as affirmatively determined by the Board. Our Board determines director independence based on an analysis of such listing standards and all relevant securities and other laws and regulations regarding the definition of “independent.”

As a result of the Board’s review of the relationships of each of the directors that served on the Board during the year ended December 31, 2025, the Board affirmatively determined that each person who served as a director during any part of 2025, except for Mr. Dubner, our Chief Executive Officer and Chairman of the Board, were “independent” directors within the meaning of the NASDAQ listing standards and applicable law.

Code of Ethics

The Company has adopted a Code of Ethics, which is applicable to the Company’s directors, officers, and employees, including the Company’s principal executive officer and principal financial officer. The Code of Ethics is published on the Company’s website at www.redviolet.com on the Investors page under the corporate governance link. We will disclose amendments to or waivers from our Code of Ethics on our website in accordance with all applicable laws and regulations.

Insider Trading Policy

The Company maintains an Insider Trading Policy that governs the purchase and sale of our securities by our directors, officers, and employees that is reasonably designed to promote compliance with insider trading laws, rules, and regulations as well as the NASDAQ rules. This policy prohibits purchasing or selling Company securities when any of these individuals are in possession of material non-public information about red violet. The policy also provides pre-clearance procedures for all directors, officers, or any employee, before engaging in certain transactions. The policy also prohibits any director or executive officer of the Company from hedging their ownership of the Company’s stock, including trading in publicly-traded options, puts, calls, or other derivative instruments related to the Company’s securities. In addition, any directors and executive officers are prohibited from selling “short” our securities to the extent required by federal securities laws. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our most recent Annual Report on Form 10-K.

Clawback

The Board approved the Red Violet, Inc. Clawback Policy (the “Clawback Policy”), in compliance with the Securities and Exchange Commission (“SEC”) and NASDAQ’s adopted final rules. The Clawback Policy requires the repayment of certain cash and equity-based incentive compensation provided to current or former executive officers in connection with a restatement of financial statements if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Board Leadership Structure

On September 9, 2018, the Board appointed Derek Dubner, our CEO, as its Interim Chairman, and on April 17, 2020 as its Chairman. Four of our five current directors satisfy NASDAQ independence requirements. The Company does not have a member of our Board who is formally identified as the lead independent director. However, independent directors head each of our Board’s three standing committees — the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee, and each of the committees is comprised solely of independent directors. Although the Board does not have a formal policy on whether the roles of Chief Executive Officer and Chairman of the Board should be separated, we believe that our current Board leadership structure is suitable for us. The Chief Executive Officer is the individual selected by the Board to manage our Company on a day-to-day basis, and his direct involvement in our business operations makes him best positioned to lead productive Board strategic planning sessions and determine the time allocated to each agenda item in discussions of our Company’s short- and long-term objectives.

Board Oversight of Enterprise Risk

The Board’s role in the risk oversight process includes receiving regular reports from members of senior management on areas of material risk to the Company, including operational, financial, economic, legal and regulatory, cybersecurity, and strategic and reputational risks. In connection with its review of the operations of the Company’s business and its corporate functions, the Board considers and addresses the primary risks associated with these operations and functions. Our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed. For more information on our cybersecurity risk management, strategy and governance, see “Item 1C. Cybersecurity” of our Annual Report on Form 10-K for the year ended December 31, 2025.

In addition, each of the Board’s committees, and particularly the Audit Committee, plays a role in overseeing risk management issues that fall within such committee’s areas of responsibility. Senior management reports on at least a quarterly basis to the Audit Committee on the most significant risks facing the Company from a financial reporting perspective and highlights any new risks that may have arisen since the Audit Committee last met. The Audit Committee also meets in executive session with the Company’s independent registered public accounting firm when needed and reports any findings or issues to the full Board. In performing its functions, the Audit Committee and each standing committee of the Board has full access to management, as well as the ability to engage advisors. The Board receives regular reports from each of its standing committees regarding each committee’s particularized areas of focus.

Committees

The standing committees of the Board are the Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Compensation Committee, and the Corporate Governance and Nominating Committee. Each committee may form and delegate authority to subcommittees, when appropriate.

Audit Committee

The members of the Audit Committee are Lisa Stanton (Chair), Steven Rubin, William Livek, and Greg Strakosch, all of whom are independent directors as determined by the NASDAQ listing standards. The Board has determined that Ms. Stanton is an audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Peter Benz served on, and as Chair of, the Audit Committee during 2025 until his resignation from the Board effective March 4, 2025. On March 4, 2025, the Board appointed Ms. Stanton, a current member of the Board’s Audit Committee, to serve as Audit Committee Chair replacing Mr. Benz, and the Board appointed Mr. Livek, an independent member of the Board, to serve as a member of the Company’s Audit Committee to replace Mr. Benz and on March 2, 2026, the Board appointed Mr. Strakosch, an independent member of the Board, to the Audit Committee. During 2025, the Audit Committee held five meetings.

The functions of the Audit Committee include retaining our independent registered public accounting firm, reviewing its independence, reviewing and approving the planned scope of our annual audit, reviewing and approving any fee arrangements with our independent registered public accounting firm, overseeing its audit work, reviewing and pre-approving any non-audit services that may be performed by our independent registered public accounting firm, reviewing the adequacy of accounting and financial controls, reviewing our critical accounting policies, and reviewing and approving any related party transactions. Additional information regarding the Audit Committee is set forth in the Report of the Audit Committee below.

The Board has adopted a written charter for the Audit Committee which the Audit Committee reviews and reassesses for adequacy on an annual basis. A copy of the Audit Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Compensation Committee

The members of the Compensation Committee are Steven Rubin (Chair), Lisa Stanton, William Livek, and Greg Strakosch, all of whom are independent directors as determined by the NASDAQ listing standards. Mr. Benz served on the Compensation Committee until his resignation from the Board effective March 4, 2025. On March 4. 2025, the Board appointed Mr. Livek, an independent member of the Board, to serve as a member of the Company’s Compensation Committee to replace Mr. Benz and on August 28, 2025, the Board added Mr. Strakosch, an independent member of the Board, to serve as a member of the Company’s Compensation Committee. The Compensation Committee is responsible for reviewing and approving compensation of the Company’s executive officers and for advising the Board with respect to compensation of the members of the Board or any committee thereof. Also, our Chief Executive Officer makes recommendations to the Compensation Committee regarding the compensation of executive officers (excluding himself). During 2025, the Compensation Committee held seven meetings. The Board has adopted a written charter that sets forth the duties and responsibilities of the Compensation Committee, and reassesses the charter for adequacy on an annual basis. A copy of the Compensation Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

The Compensation Committee seeks to ensure that the executive pay program reinforces the Company’s compensation philosophy and aligns with the interests of our stockholders. The Compensation Committee also periodically monitors any potential risks associated with the Company’s compensation program and policies.

Corporate Governance and Nominating Committee

The members of the Corporate Governance and Nominating Committee are Steven Rubin (Chair), Lisa Stanton, and William Livek, all of whom are independent directors determined by the NASDAQ listing standards. Mr. Benz served on the Corporate Governance and Nominating Committee until his resignation from the Board effective March 4, 2025. On March 4. 2025, the Board appointed Mr. Livek, an independent member of the Board, to serve as a member of the Company’s Compensation Committee to replace Mr. Benz. The Corporate Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board or any committee thereof; recommending nominees for election as directors at each annual stockholder meeting; recommending candidates to fill any vacancies on the Board or any committee thereof; and overseeing the evaluation of the Board. The Corporate Governance and Nominating Committee held three meetings during 2025. A copy of the Corporate Governance and Nominating Committee’s charter is located on our website at www.redviolet.com on the Investors page under the corporate governance link.

Communications with our Board of Directors

Any stockholder who wishes to send a communication to our Board should address the communication either to the Board or to the individual director in care of Joshua Weingard, Corporate Counsel and Corporate Secretary of Red Violet, Inc., 2650 North

Military Trail, Suite 300, Boca Raton, Florida 33431. Mr. Weingard will forward the communication either to all of the directors, if the communication is addressed to the Board, or to the individual director, if the communication is addressed to a specific director. Mr. Weingard will forward to the directors all communications that, in his judgment, are appropriate for consideration by the directors. Examples of communications that would not be appropriate for consideration by the directors include commercial solicitations and matters not relevant to the stockholders, to the functioning of the Board, or to the affairs of the Company.

Nominees for Director and Other Stockholder Proposals

Stockholder proposals intended to be presented at the 2027 Annual Meeting must be received by our Corporate Secretary at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 not later than December 22, 2026 to be considered for inclusion in our proxy materials, pursuant to Rule 14a-8 under the Exchange Act.

The Corporate Governance and Nominating Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and stockholders. Candidates for directors recommended by stockholders will be given the same consideration as those identified from other sources. The Corporate Governance and Nominating Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills, qualifications, and expertise based on a number of factors.

Only persons who are nominated in accordance with the procedures set forth in our Bylaws will be eligible for election as directors. Nominations of persons for election to the Board and other proposals presented to our stockholders may be made at a meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board or (ii) by any stockholder of the Company entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in our Bylaws. Such nominations and other proposals presented to our stockholders, other than those made by or at the direction of the Board, shall be made by timely notice in writing to the Corporate Secretary of the Company. To be timely, a stockholder’s nomination for a director or other stockholder proposal must be delivered to the Corporate Secretary at the Company’s principal executive offices at 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 no later than the close of business on the ninetieth (90th) day, nor earlier than the close of business on the one hundred twentieth (120th) day, before the first anniversary of the preceding year’s annual meeting. The stockholder’s notice shall set forth as to each person whom the stockholder proposes to nominate for election as a director: (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or all information that is required in connection with a stockholder proposal, in each case pursuant to and in accordance with the Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected. Pursuant to our Bylaw requirements and assuming that the 2027 Annual Meeting is held on June 3, 2027, any stockholder proposal to be considered at the 2027 Annual Meeting, including nominations of persons for election to our board of directors, must be properly submitted to us not earlier than February 3, 2027, nor later than March 5, 2027.

Additionally, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 4, 2027.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2026

Grant Thornton LLP (“Grant Thornton”) currently serves as the Company’s independent registered public accounting firm and has done so since its appointment effective April 14, 2018. A representative of Grant Thornton is expected to be a participant in the virtual Meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

We are asking our stockholders to ratify the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2026. Although ratification is not required by our Bylaws or otherwise, our Board is submitting the appointment of Grant Thornton to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of Grant Thornton, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of Grant Thornton, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our company and our stockholders.

Vote Required and Board Recommendation:

The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board recommends that you vote “FOR” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for the year ending December 31, 2026.

Auditor Fees and Services

The following table sets forth the fees billed to the Company by the Company’s independent registered public accountants, Grant Thornton, for the year ended December 31, 2025 and 2024.

	2025	2024
Audit fees	$399,000	$340,000
Audit-related fees	-	-
Tax fees	39,200	25,875
All other fees	-	-
Total	$438,200	$365,875

Audit fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements, the review of the interim consolidated financial statements included in quarterly reports, and the fees for services such as consents and review of documents filed with the SEC that are normally provided in connection with statutory and regulatory filings for engagements. Tax fees include pre-approved professional services rendered in connection with the research and development tax credit study.

Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services

The Audit Committee is responsible for pre-approving all auditing services and permitted non-audit services (including the fees for such services and terms thereof) to be performed for the Company by its independent registered public accounting firm. The Audit Committee is also responsible for considering whether the independent registered public accounting firm’s performance of permissible non-audit services is compatible with its independence. The Audit Committee chairman has authority to grant pre-approvals of audit and permissible non-audit services by the independent registered public accounting firm provided that all pre-approvals by the chairman must be presented to the full Audit Committee at its next scheduled meeting. Consistent with these policies and procedures, the Audit Committee approved all of the services rendered by Grant Thornton for the years ended on December 31, 2025 and December 31, 2024, as described above.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal control over financial reporting, for preparing the financial statements and for the report process. The Audit Committee members do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the independent registered public accounting firm. We have engaged Grant Thornton LLP (“Grant Thornton”) as our independent public accountants to report on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States. In this context, the Audit Committee hereby reports as follows:

1.
The Audit Committee has reviewed and discussed the audited financial statements with management of the Company.
2.
The Audit Committee has discussed with Grant Thornton, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”).
3.
The Audit Committee has also received the written disclosures and the letter from Grant Thornton required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and the Audit Committee has discussed the independence of Grant Thornton with that firm.
4.
Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board and the Board approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, for filing with the SEC.

The foregoing has been furnished by the Audit Committee:

Lisa Stanton (Chair)

Steven Rubin

William Livek

Greg Strakosch

April 7, 2026

This “Audit Committee Report” is not “Soliciting Material,” and is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

MANAGEMENT

Executive Officers -

The following table sets forth certain information with respect to our current executive officers.

Name	Position
Derek Dubner	Chief Executive Officer and Chairman of the Board
James Reilly	President
Daniel MacLachlan	Chief Financial Officer
Jeffrey Dell	Chief Information Officer

The biographical information for Mr. Dubner is included above in Proposal 1 — Election of Directors.

James Reilly, 52, has served as President of the Company since its formation in August 2017 and continuing through the Spin-off, and as principal operating officer since August 2025. Mr. Reilly served as President of Fluent from July 2017 until the Spin-off, and previously from June 2015 until June 2016 and as President and Chief Operating Officer of two of our subsidiaries, IDI Holdings and Interactive Data from October 2014 until June 2016. From July 2016 to June 2017, Mr. Reilly was enjoined from providing services for Fluent or its subsidiaries. From January 2014 through September 2014, Mr. Reilly served as Vice President of Sales at TRADS. From August 2010 through its acquisition of substantially all of the assets by TRADS in December 2013, Mr. Reilly served as Senior Vice President of TLO.

Daniel MacLachlan, 47, has served as the Chief Financial Officer (principal financial officer) of the Company since its formation in August 2017 and continuing through the Spin-off, and as principal accounting officer since November 2019. Mr. MacLachlan served as Chief Financial Officer of Fluent from March 2016 until the Spin-off and brings over fifteen years of experience as the chief financial officer of data-driven technology companies. Mr. MacLachlan served as an independent director, Audit and Compensation Committee Chairman for Vapor Corp, a U.S.-based distributor and retailer of vaporizers, e-liquids, and electronic cigarettes from April 2015 through April 2016. From October 2014 until February 2015, Mr. MacLachlan served as the Chief Financial Officer of TBO. Prior to TBO, Mr. MacLachlan served in the roles of Director of Finance and Chief Financial Officer for TRADS, after it acquired TLO in December 2013. Mr. MacLachlan was the Chief Financial Officer of TLO from inception in 2009 to December 2013. From 2005 to 2009, Mr. MacLachlan served as the Chief Financial Officer of JARI Research Corporation (“JARI”), a partnership with the Mayo Clinic advancing proprietary cancer therapeutic technology using targeted radioactive therapy. Prior to JARI, Mr. MacLachlan served as a Special Agent in the Federal Bureau of Investigation (FBI) specializing in the criminal investigation of public corruption and civil rights violations.

Jeffrey Dell, 54, has served as the Chief Information Officer of the Company since its formation in August 2017 and continuing through the Spin-off. Mr. Dell served as Chief Information Officer of Fluent from September 2016 until the Spin-off and served as the Interim Chief Information Officer of Fluent from June 2016 through September 2016. From July 2015 through May 2016, Mr. Dell served as the VP Information Security of Fluent. From June 2012 to June 2015, Mr. Dell served as Founder and Chief Executive Officer of Endurance Tracker, Inc., a sports-based data analytics solution. From August 2009 to May 2012, Mr. Dell served as Lead Architect at Tripwire, Inc. From October 2008 to August 2009, Mr. Dell served as Chief Information Security Officer of TLO. From September 2003 to August 2009, Mr. Dell served as Founder and Chief Executive Officer of Activeworx, Inc., a leading information security data analytics company. From January 2001 to August 2003, Mr. Dell served as Chief Information Security Officer of Seisint, Inc., an information solutions provider in the data fusion industry.

SUMMARY COMPENSATION TABLE

The following table summarizes the compensation earned by each of the named executive officers for the years ended December 31, 2025 and 2024.

Name and principal position	Year	Salary	Bonus(1)	Stock awards(2)	All other compensation(3)	Total
Derek Dubner(4)(5)	2025	$505,431	$576,500	$1,022,304	$14,000	$2,118,235
(Chief Executive Officer)	2024	$484,366	$490,000	$946,260	$13,800	$1,934,426
James Reilly(4)(5)	2025	$472,332	$576,500	$1,022,304	$14,000	$2,085,136
(President)	2024	$452,645	$490,000	$946,260	$13,467	$1,902,372
Daniel MacLachlan(4)(5)	2025	$472,332	$576,500	$1,022,304	$14,000	$2,085,136
(Chief Financial Officer)	2024	$452,645	$490,000	$946,260	$13,467	$1,902,372

(1)
This column represents a discretionary cash bonus to each executive in recognition of the executive’s contribution to the Company’s financial and operational success throughout the year.
(2)
This column reflects the aggregate grant date fair value of stock awards granted in 2025 and 2024, respectively, computed in accordance with FASB ASC Topic 718. In determining the grant date fair value for RSUs, the Company used the closing price of Common Stock on the grant date.
(3)
Amounts in this column represent matching contributions made to the Company’s 401(k) plan. The named executive officers are eligible for matching contributions on the same basis as all eligible employees.
(4)
On November 4, 2024, each of Messrs. Dubner, Reilly, and MacLachlan were granted 31,500 RSUs at a grant date fair value of $30.04 per share, which vest one-third annually on each of November 1, 2025, November 1, 2026, and November 1, 2027.
(5)
On December 19, 2025, each of Messrs. Dubner, Reilly, and MacLachlan were granted 18,520 RSUs at a grant date fair value of $55.20 per share, which vest one-third annually on December 1, 2026, December 1, 2027, and December 1, 2028.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information regarding equity-based awards held by the named executive officers as of December 31, 2025.

	Stock awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested(1)
Derek Dubner(2)	13,333	$759,314
Derek Dubner(3)	21,000	$1,195,950
Derek Dubner(4)	18,520	$1,054,714
James Reilly(2)	13,333	$759,314
James Reilly(3)	21,000	$1,195,950
James Reilly(4)	18,520	$1,054,714
Daniel MacLachlan(2)	13,333	$759,314
Daniel MacLachlan(3)	21,000	$1,195,950
Daniel MacLachlan(4)	18,520	$1,054,714

(1)
Determined by multiplying the closing price of Common Stock on December 31, 2025, $56.95, by the number of shares of Common Stock underlying the RSUs.
(2)
On November 30, 2023, the Compensation Committee granted 40,000 RSUs to each of Messrs. Dubner, Reilly, and MacLachlan, which vest one-third annually on December 1, 2024, December 1, 2025, and December 1, 2026.
(3)
On November 4, 2024, the Compensation Committee granted 31,500 RSUs to each of Messrs. Dubner, Reilly, and MacLachlan, which vest one-third annually on each of November 1, 2025, November 1, 2026, and November 1, 2027.
(4)
On December 19, 2025, the Compensation Committee granted 18,520 RSUs to each of Messrs. Dubner, Reilly, and MacLachlan, which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028.

POLICIES AND PRACTICES RELATED TO THE GRANT OF CERTAIN EQUITY AWARDS.

All equity awards to Named Executive Officers (“NEOs”) are approved by the Compensation Committee with a grant date determined at the time of approval. We do not currently grant stock options. The Compensation Committee did not take material non-public information into account when determining the timing and terms of equity awards in 2025, and we do not time the disclosure of material non-public information for the purpose of affecting the value of executive compensation.

PAY VERSUS PERFORMANCE

The Company is providing the following information that shows the difference in the value of compensation paid to our NEOs at different points in time as required by the rules of the SEC.

Pay vs. Performance Table

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(3)	Net Income ($)
2025	2,118,235	3,540,724	2,085,136	3,507,625	247	13,154,000
2024	1,934,426	3,228,722	1,902,372	3,196,668	157	7,003,000
2023	1,663,769	1,411,205	1,631,127	1,378,563	87	13,529,000

(1)
Reflects the total compensation of our current CEO, Derek Dubner (“PEO”). Our non-PEO NEOs include James Reilly, our President, and Daniel MacLachlan, our CFO, for each of the years ended December 31, 2025, 2024 and 2023 (the “Covered Years”). Amounts shown in these columns are as calculated in the Summary Compensation Table for each of the years shown below.
(2)
For each Covered Year, in determining both the compensation actually paid for our PEO and the compensation actually paid for our Non-PEO NEOs for purposes of this Pay Versus Performance table, we deducted from or added back to the total amount of compensation reported in these columns for such Covered Years the following amounts:

Item and Value Added (Deducted)
For Mr. Dubner:	2025	2024	2023
Summary Compensation Table Total for PEO	$2,118,235	$1,934,426	$1,663,769
Deduction for Summary Compensation Table “Stock Awards” column value	(1,022,304)	(946,260)	(836,800)
Increase for year-end fair value of outstanding equity awards granted in Covered Year	1,054,714	1,140,300	798,800
Increase (decrease) for change in fair value of outstanding equity awards granted in prior years	712,410	649,184	(114,372)
Increase (decrease) for change in fair value of prior-year equity awards vested in Covered Year	677,669	451,072	(100,192)
Compensation actually paid to PEO	$3,540,724	$3,228,722	$1,411,205

Item and Value Added (Deducted)
Average for Non-PEO NEOs:	2025	2024	2023
Average Summary Compensation Table Total for Non-PEO NEOs	$2,085,136	$1,902,372	$1,631,127
Deduction for Summary Compensation Table “Stock Awards” column value	(1,022,304)	(946,260)	(836,800)
Increase for year-end fair value of outstanding equity awards granted in Covered Year	1,054,714	1,140,300	798,800
Increase (decrease) for change in fair value of outstanding equity awards granted in prior years	712,410	649,184	(114,372)
Increase (decrease) for change in fair value of prior-year equity awards vested in Covered Year	677,669	451,072	(100,192)
Average compensation actually paid to Non-PEO NEOs	$3,507,625	$3,196,668	$1,378,563

(3)
For each Covered Year, our total shareholder return (“TSR”) was calculated based on the percentage change in our cumulative TSR on Common Stock, measured as the quotient of (a) the difference between the closing market prices of Common Stock at the end versus the beginning of the last trading day before the earliest fiscal year in this Pay Versus Performance table through the last trading date of each Covered Year (the “Measurement Period”), divided by (b) the closing market price of Common Stock on the last trading day before the earliest fiscal year in this Pay Versus Performance table. Each of these percentage changes was then applied to a deemed fixed investment of $100 at the beginning of the Measurement Period to produce the Covered Year-end cumulative values of such investment as of the end of 2025, 2024, and 2023, as applicable.

The following charts provide, across the Covered Years, descriptions of the relationships between (1) the compensation actually paid for the PEO and the compensation actually paid for our Non-PEO NEOs (in each case as set forth in the Pay Versus Performance table above) and (2) the total shareholder return and net income set forth in the Pay Versus Performance table above.

Compensation Actually Paid vs. Net Income
Compensation Actually Paid
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$-
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$-
Net Income
2023
2024
2025
Axis Title
PEO Compensation Actually Paid
Average Non-PEO NEOs Compensation Actually Paid
Net Income

EMPLOYMENT AGREEMENTS

Derek Dubner, Daniel MacLachlan, and James Reilly

On March 26, 2018, the Company entered into employment agreements with each of Messrs. Dubner, MacLachlan, and Reilly in connection with their service as the Company’s Chief Executive Officer, Chief Financial Officer, and President, respectively, which was amended on November 9, 2020, May 8, 2023, and January 9, 2026 (as amended, the “Employment Agreements”). The Employment Agreements of each of Messrs. Dubner, MacLachlan, and Reilly have a term ending on March 31, 2030. Thereafter, each agreement will automatically renew for successive one-year terms unless either party provides the other party written notice of termination at least one hundred and twenty (120) days before the expiration of the applicable one-year term or unless terminated earlier pursuant to the terms of the Employment Agreements.

In connection with their respective Employment Agreements, Mr. Dubner receives an annual salary of $529,600; Mr. MacLachlan receives an annual salary of $494,900; and Mr. Reilly receives an annual salary of $494,900, which reflects a 5.0% increase from the prior year. Messrs. Dubner, MacLachlan, and Reilly are eligible to receive grants of equity under the Amended and Restated 2018 Stock Incentive Plan (the “2018 Plan”), subject to the Compensation Committee’s sole discretion. Messrs. Dubner, MacLachlan, and Reilly are eligible for cash bonuses commensurate with their positions, as the Board may determine. During 2025, Messrs. Dubner, MacLachlan, and Reilly each earned a cash bonus of $576,500. Additionally, Messrs. Dubner, MacLachlan, and Reilly are eligible to participate in the Company’s existing and future benefit plans, policies or arrangements maintained by the Company and made available to employees generally and for the benefit of executives.

The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s, and Mr. Reilly’s employment at any time during the term for “Cause,” as such term is defined in each employment agreement. Also, the Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s and Mr. Reilly’s employment without cause.

Each of Mr. Dubner, Mr. MacLachlan, and Mr. Reilly may terminate his employment and the respective employment agreement for “Good Reason,” as such term is defined in each employment agreement.

Each of Mr. Dubner, Mr. MacLachlan, and Mr. Reilly may also terminate his employment and the respective employment agreement for any reason or for no reason at all; provided, however, that such employee provides the Company with at least sixty (60) days’ prior written notice.

Each of Mr. Dubner’s, Mr. MacLachlan’s, and Mr. Reilly’s employment and the respective employment agreement will automatically terminate upon Mr. Dubner’s, Mr. MacLachlan’s, or Mr. Reilly’s death, as applicable. The Company may terminate the Employment Agreements and each of Mr. Dubner’s, Mr. MacLachlan’s, and Mr. Reilly’s employment with the Company immediately upon a determination of “Disability,” as such term is defined in each employment agreement, as applicable.

Upon termination of the applicable Employment Agreement due to Mr. Dubner’s, Mr. MacLachlan’s, or Mr. Reilly’s death or disability, the Company shall pay, in the case of death, to the applicable employee’s estate, such employee’s base salary accrued through the date of the employee’s death and in the case of disability, to the applicable employee, such employee’s base salary accrued through the date of determination of the employee’s disability, as applicable.

In the event Mr. Dubner’s, Mr. MacLachlan’s, or Mr. Reilly’s employment is terminated by the Company for cause, the Company shall pay to the applicable employee such employee’s base salary and benefits accrued through the date of such employee’s termination.

In the event the Company terminates the Employment Agreements of Mr. Dubner, Mr. MacLachlan, or Mr. Reilly without cause or any successor of the Company refuses to accept assignment of the Employment Agreements, or if Mr. Dubner, Mr. MacLachlan, or Mr. Reilly terminates his respective employment agreement and employment with the Company for Good Reason, the Company shall pay to such employee the greater of (x) his base salary for the remainder of the term and (y) two (2) years of his base salary, in each case in accordance with the Company’s payroll practices in effect from time to time, provided, however, the applicable employee is not in violation of the Confidentiality, Nondisclosure, Noncompetition, Nonsolicitation and Nondisparagement Agreement entered into in connection with the applicable employment agreement.

In the event Mr. Dubner, Mr. MacLachlan, or Mr. Reilly terminates his respective employment agreement and employment with the Company for any reason (other than Good Reason) during the term of his applicable employment agreement, the Company shall pay to Mr. Dubner, Mr. MacLachlan, or Mr. Reilly, as applicable, such employee’s base salary through the date of such employee’s termination.

Pursuant to the individual employment agreements or individual equity award agreements, all equity awards, other than as described below, granted to Mr. Dubner, Mr. MacLachlan, and Mr. Reilly shall vest immediately upon: (i) a “Change of Control,” as such term is defined in the applicable employment agreement, (ii) a termination of such employee’s employment by the Company without cause, (iii) a termination of employment by such employee for Good Reason or (iv) such employee’s death or disability. On January 9, 2026, the Company granted an aggregate of 832,690 RSUs to certain key executives, including Messrs. Dubner, MacLachlan, and Reilly under the 2018 Plan, subject to certain performance-based vesting conditions, with a grant-date fair value of $52.77 per share. The awards vest upon achievement of specified revenue and adjusted EBITDA margin targets over a trailing twelve-month period on or prior to March 31, 2030 (the “2026 PRSU Vesting Conditions”). In the event of a change of control, portions of the awards may vest based on enterprise value at the time of the transaction.

PROPOSAL 3

NON-BINDING ADVISORY VOTE:

SAY ON PAY

The Dodd-Frank Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement as described in the executive compensation tables and the narrative discussion in accordance with the compensation disclosure rules of the SEC (commonly known as a “Say on Pay” proposal). At the Meeting, the Company will present its Say on Pay Proposal for approval.

This Say on Pay Proposal is set forth in the following resolution:

RESOLVED, that the stockholders of Red Violet, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Red Violet, Inc. Proxy Statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the SEC, including the information included in the compensation tables and any related information found in the Proxy Statement of Red Violet, Inc.

Because your vote on this proposal is advisory, it will not be binding on the Board, the Compensation Committee, or the Company. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

Vote Required and Board Recommendation

The approval of the non-binding advisory resolution, commonly referred to as a “say on pay” resolution, requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy at the Meeting and entitled to vote.

The Board unanimously recommends a vote “FOR” the Say on Pay Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of Common Stock, by (i) all executive officers, (ii) all directors, (iii) all executive officers and directors of the Company as a group, and (iv) each person known by the Company to beneficially own in excess of 5% of the Company’s outstanding Common Stock. The information set forth in the following table is as of the Record Date.

Unless noted otherwise, the corporate address of each person listed below is 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431.

The Company does not know of any other beneficial owner of more than 5% of the outstanding shares of Common Stock other than as shown below. Unless otherwise indicated below, each stockholder has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned (1)
Directors and Executive Officers:
Derek Dubner	516,420	(2)	3.7%
Steven D. Rubin	73,005	(3)	*
Lisa Stanton	18,692	(4)	*
Greg Strakosch	627	(5)	*
William Livek	5,000	(6)	*
James Reilly	191,498	(7)	1.4%
Daniel MacLachlan	318,049	(8)	2.3%
Jeffrey Dell	126,249	(9)	*
All current Directors and Executive Officers as a group (8 persons)	1,249,540	(10)	8.9%
5% Holders
Michael Brauser	1,372,271	(11)	9.7%
Wasatch	853,892	(12)	6.1%
BlackRock	784,624	(13)	5.6%

* The person beneficially owns less than 1% of the Company’s outstanding common shares.

(1)
Based on 14,112,391 shares of Common Stock outstanding at the Record Date.
(2)
Mr. Dubner’s shares do not include 13,333 unvested RSUs which vest on December 1, 2026, 21,000 unvested RSUs which vest 10,500 on each of November 1, 2026 and November 1, 2027, and 18,520 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028. Also excludes certain underlying performance-based RSUs, granted on January 9, 2026, which vest upon achievement of the 2026 PRSU Vesting Conditions.
(3)
Mr. Rubin’s shares do not include 59,200 shares which have vested, but in which he has deferred delivery, 3,600 unvested RSUs which vest on December 1, 2026, 5,333 unvested RSUs which vest 2,667 on December 1, 2026, and 2,666 on December 1, 2027, and 4,450 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028.
(4)
Ms. Stanton shares do not include 1,666 unvested RSUs which vest on December 1, 2026, 1,333 unvested RSUs which vest on December 1, 2026, 4,480 unvested RSUs which vest 2,240 on each of November 1, 2026, and November 1, 2027, 644 unvested RSUs which vest 322 shares on each of December 1, 2026, and December 1, 2027, and 4,450 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028.
(5)
Mr. Strakosch’s shares do not include 1,253 unvested RSUs which vest 627 on March 1, 2027 and 626 on March 1, 2028, 2,130 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028, and 1,857 unvested RSUs which vest 507 shares on December 1, 2026 and 675 shares on each of December 1, 2027 and December 1, 2028.
(6)
Mr. Livek shares do not include 4,517 shares which have vested, but in which he has deferred delivery, 1,383 unvested RSUs which vest on December 1, 2026, 2,506 unvested RSUs which vest 1,253 on each of November 1, 2026 and November 1, 2027, 1,484 unvested RSUs which vest 742 shares on each of November 1, 2026 and November 1, 2027, and 3,755 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028.

(7)
Mr. Reilly’s shares do not include 13,333 unvested RSUs which vest on December 1, 2026, 21,000 unvested RSUs which vest 10,500 on each of November 1, 2026 and November 1, 2027, and 18,520 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028. Also excludes certain underlying performance-based RSUs, granted on January 9, 2026, which vest upon the achievement of the 2026 PRSU Vesting Conditions.
(8)
Mr. MacLachlan’s shares do not include 13,333 unvested RSUs which vest on December 1, 2026, 21,000 unvested RSUs which vest 10,500 on each of November 1, 2026 and November 1, 2027, and 18,520 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028. Also excludes certain underlying performance-based RSUs, granted on January 9, 2026, which vest upon achievement of the 2026 PRSU Vesting Conditions.
(9)
Mr. Dell’s shares do not include 10,000 unvested RSUs which vest on December 1, 2026, 15,750 unvested RSUs which vest 7,875 on each of November 1, 2026 and November 1, 2027, and 13,890 unvested RSUs which vest one-third annually on each of December 1, 2026, December 1, 2027, and December 1, 2028. Also excludes certain underlying performance-based RSUs, granted on January 9, 2026, which vest upon achievement of the 2026 PRSU Vesting Conditions.
(10)
Does not include: (i) an aggregate of 514,668 unvested RSUs and (ii) 63,717 shares in which are deferred delivery of vested RSUs. Also excludes certain underlying performance-based RSUs, granted on January 9, 2026, which vest upon achievement of the 2026 PRSU Vesting Conditions as a group.
(11)
Based on information set forth on Form 5 filed by Michael Brauser on February 14, 2025. Mr. Brauser’s shares include (i) 529,250 shares held by Grander Holdings, Inc. 401K, of which Mr. Brauser is the trustee, and (ii) 843,021 shares held by Mr. Brauser and Betsy Brauser Tenants by Entireties.
(12)
Based on information set forth on Form 13G filed by Wasatch Advisors LP ("Wasatch") on May 9, 2025. Wasatch’s address is 505 Wakara Way, 3rd Floor, Salt Lake City, 84108.
(13)
Based on information set forth on Form 13G/A filed by BlackRock, Inc. ("BlackRock") on April 17, 2025. BlackRock’s address is 50 Hudson Yards, New York, NY 10001.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes the compensation plan under which our equity securities are authorized for issuance as of December 31, 2025.

Number of securities
remaining available
for future issuance
	Number of securities to		Weighted-average	under equity
	be issued upon exercise		exercise price of	compensation plans
	of outstanding options,		outstanding options,	(excluding securities
	warrants and rights		warrants and rights	reflected in column (a))
Plan category	(a)		(b)	(c)
Equity compensation plans approved by security holders (1)	832,944	(2)	$-	1,637,586
Equity compensation plans not approved by security holders	-		-	-
Total	832,944		$-	1,637,586

(1)
The equity compensation plan approved by security holders is the 2018 Plan.
(2)
Represents 769,227 shares of Common Stock to be issued upon the vesting of RSUs and 63,717 shares of Common Stock underlying awards that have been vested but not delivered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Audit Committee reviews and approves transactions in which the Company was or is to be a participant, where the amount involved exceeded or will exceed $120,000 annually and any of its directors, executive officers, or their immediate family members had or will have a direct or indirect material interest. The Company has a written policy stating that the Audit Committee is responsible for reviewing and, if appropriate, approving or ratifying any related party transactions. The related party transaction will not be approved unless at a minimum it is for the Company’s benefit and is upon terms no less favorable to the Company than if the related party transaction was with an unrelated third party.

Purchase of Shares

On May 2, 2022, the Company’s Board authorized the repurchase of up to $5.0 million of Common Stock from time to time, and subsequently on December 19, 2023 and March 28, 2024, the Board authorized the repurchase of an additional $5.0 million each, and on November 3, 2025, the Board authorized the repurchase of an additional $15.0 million, bringing the total authorization to $30.0 million (the “Stock Repurchase Program”). On November 15, 2023, the Company purchased 49,600 shares of its Common Stock from Nantahala Capital Management, LLC, a greater than 5% stockholder, at a price of $20.00 per share, under the Company’s Stock Repurchase Program. On March 29, 2024, the Company acquired 200,000 shares of Common Stock at $20.50 per share under the Stock Repurchase Program from the Greater Miami Jewish Federation, Inc., a greater than 5% stockholder.

HOUSEHOLDING

We are distributing our proxy materials to stockholders via the Internet under the “Notice and Access” approach permitted by the rules of the SEC. This approach expedites stockholders’ receipt of proxy materials while conserving natural resources and reducing our distribution costs. On or about April 21, 2026, we distributed an Internet Notice to participating stockholders containing instructions on how to access the proxy materials on the internet, and if desired, to request to receive a printed copy of our proxy materials by mail.

As permitted by rules adopted by the SEC, we are delivering a single Internet Notice, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless otherwise instructed by one or more of the stockholders. We will promptly deliver separate copies of these documents upon the written or oral request of any stockholders at a shared address to which a single copy of the documents were delivered.

If your household received a single set of any of these documents, but you would prefer to receive your own copy, or if you share an address with another stockholder and together both of you would like to receive only a single set of these documents, please contact Broadridge and inform them of your request by calling them at (866) 540-7095 or writing them at Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Be sure to include your name, the name of your brokerage firm and your account number with your brokerage firm (if applicable).

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors and executive officers of the Company and ten percent stockholders of the Company to file initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company with the SEC. Directors, executive officers, and ten percent stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on a review of copies of such reports furnished to the Company during and/or with respect to the year that ended on December 31, 2025, the Company is not aware of any late or delinquent filings required under Section 16(a) of the Exchange Act in respect of the Company’s equity securities.

Copies of Annual Report on Form 10-K

If you would like to receive a paper copy of our Annual Report for the year ended December 31, 2025 or this proxy statement, without charge, please send a written request to Joshua Weingard, Corporate Counsel and Corporate Secretary, 2650 North Military Trail, Suite 300, Boca Raton, Florida 33431 or you may request by telephone at (561) 757-4000. Exhibits will be furnished upon request. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of such site is http://www.sec.gov.

We will pay for the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission, but such persons will not receive any special compensation for such services. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their out-of-pocket costs of sending the proxy materials to our beneficial owners.

red violet

P.O. BOX 8016, CARY, NC 27512-9903

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Red Violet, Inc.

Annual Meeting of Stockholders

For Stockholders of record as of April 9, 2026

Wednesday, June 3, 2026 11:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/RDVT for more details.

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 11:00 AM, Eastern Time, June 3, 2026.

Internet:
www.proxypush.com/RDVT
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-844-926-2224
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend the meeting online and/or participate at www.proxydocs.com/RDVT

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Daniel MacLachlan and Joshua Weingard (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Red Violet, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved red violet

Red Violet, Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSALS 1, 2 and 3

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect five directors to serve for a one-year term until the 2027 Annual Meeting of Stockholders or until a successor is duly elected and qualified;				
		FOR	WITHHOLD		
	1.01 Derek Dubner	☐	☐		FOR
	1.02 William Livek	☐	☐		FOR
	1.03 Steven Rubin	☐	☐		FOR
	1.04 Lisa Stanton	☐	☐		FOR
	1.05 Greg Strakosch	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To ratify the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026;	☐	☐	☐	FOR
3.	To hold a non-binding advisory vote to approve our named executive officers' compensation; and	☐	☐	☐	FOR
4.	To transact such other business as may properly come before the Meeting or any adjournment or postponement of the meeting.				

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date